FactSet Overview September 22, 2022

Forward-Looking Statements and Non-GAAP Measures This presentation, and other statements that FactSet may make in connection with this presentation, contains forward-looking statements based on management's current expectations, assumptions, estimates, forecasts and projections as of the date such statements are made about future events and circumstances. All statements that address expectations, guidance, outlook or projections about the future, including statements about our strategy, future financial results, anticipated growth, expected expenditure, product development, market position and trends, are forward-looking statements. Forward-looking statements may be identified by words like "expects," "believes," "anticipates," "plans," "intends," "estimates," "projects," "should," "indicates," "continues," "may," and similar expressions. These statements are not guarantees of future performance and involve numerous risks, uncertainties, and assumptions. Many factors, including those discussed more fully in FactSet's filings with the Securities and Exchange Commission, particularly our latest annual report on Form 10-K and quarterly reports on Form 10-Q, could cause results to differ materially from those stated. These documents are available on our website at http://investor.factset.com and on the SEC's website at http://www.sec.gov. FactSet believes our expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Unless legally required, we undertake no obligation to update any forward-looking statements made in this presentation whether because of new information, future events or otherwise. In addition, this presentation, and oral statements that may be made in connection with this presentation, references non-GAAP financial measures, such as ASV, adjusted operating metrics, adjusted diluted EPS, EBITDA, and free cash flow. Forward-looking non-GAAP financial measures reflect management’s current expectations and beliefs, and we are not able to reconcile such non-GAAP measures to reported measures without unreasonable efforts because it is not possible to predict with a reasonable degree of certainty the actual impact or exact timing of items that may impact comparability. Non-GAAP measures should be considered in addition to, not as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP, as more fully discussed in FactSet's financial statements and filings with the SEC. The use of these non-GAAP measures are limited as they include and/or do not include certain items not included and/or included in the most directly comparable GAAP measure. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures is provided in the appendix to this presentation. 2Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only

Our purpose is to drive the investment community to see more, think bigger, and do its best work We are transforming the way our users discover, decide, and act on opportunities 3 We are a growth company We drive sustainable growth through continued investment and executional excellence. Our subscription business provides stability Our subscription-based model provides stable revenues and strong client retention. Our large addressable market provides opportunity We are a market leader with unique content that provides a deep competitive moat. Innovation drives us We relentlessly focus on products and solutions to meet the evolving needs of the market. Talent and culture are our foundation We focus on recruiting, retaining, and rewarding a diverse and empowered workforce. 01 02 03 04 05 Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only

FACTSET

FactSet at a glance[1]

GLOBAL FOOTPRINT (COUNTRIES)	20
OFFICES	39
EMPLOYEES	11K+
USERS	179K+
CLIENTS	7K+

$1.84B[2]	ASV
9.3%[3]	FY22 ASV ORGANIC GROWTH RATE
33.9%[3,4]	FY22 ADJUSTED OPERATING MARGIN
42	CONSECUTIVE YEARS OF REVENUE GROWTH
$13.43[3,4]	DILUTED ADJUSTED EPS

[1] Figures as of FactSet end of fiscal 2022 year, August 31, 2022
[2] LTM Organic ASV + Professional Services based on last twelve months as of August 31, 2022
[3] FY2022 actual as of August 31, 2022
[4] Includes CUSIP Global Services (CGS)

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The market continues to respond favorably to our performance and digital strategy 5 Notes: Market prices for the past 5 years through to September 16, 2022 FactSet began trading on the New York Stock Exchange on June 28, 1996 FDS (+176%) S&P 500 (+55%) Sep 20222017 2018 2019 2020 2021 Market Cap: $17B$6B $9B $11B $13B $14B Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only

Efficiency of Operations Technology Disruption, Generational Shift Alpha Driven by Depth of Data Value Investing and Regulation Multi-Asset Class Content and Analytics Five key trends inform our strategic investments to drive growth 6Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only

Client Obsession: Deliver open, flexible, adaptive, solutions as part of our open ecosystem with hyper-personalized digital products to provide the “next best action” across the investment lifecycle Content Refinery: Provide the most comprehensive and connected inventory of client, proprietary, and third-party content in our industry Next-Generation Workflows: Build differentiated next-generation solutions to streamline our clients’ workflows and deliver tangible efficiencies for the front, middle, and back office Our strategy: Build the leading open content and analytics platform to deliver a differentiated advantage for our clients Scale Up Our Content Refinery Drive Next-Generation Workflow Solutions Client Obsession 7 7Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only

8 Centralize Content Expanded content access | Data decision support | Enabling data science Our digital platform is critical to the success of the investment community Digital Platform Operational Efficiencies Cohesive investment process | Frictionless user experience Cost Rationalization Simplification of platforms | Optimize vendor usage Outperformance Best of breed multi-asset capabilities | Differentiated data for investment decisions Competitive Differentiation Access to robust analytics | Enhanced digital engagement Outcomes for the Investment Community Open, cloud-based platform Superior client service Integrated digital products Broad and connected content suite Extensive data hierarchy and taxonomy Deep investment process analytics Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only

FACTSET

Our content refinery expands our clients' knowledge and trust

Comprehensive and connected inventory of client, proprietary and third-party content that drives broader discoverability

25
Core Proprietary Content Sets

Data Connectivity

- Listings
- Securities
- Entities
- People
- Transactions
- Relationships
  - Associations (e.g., Revenue, Frequency, History)

800+
Third Party Data Vendors

FactSet Proprietary Content

Expansive coverage, depth, and speed of FactSet's core proprietary content portfolio

- Core Content: Speed
- Core Content: Depth
- Unique Data: Broad coverage

4M+
Client Portfolios

Open: FactSet Marketplace

Utilizes FactSet's powerful data connectivity model to ease the onboarding process of third-party data

- Concordance to FactSet permanent entity identifiers
- Consolidated contractual process
- Sandbox for testing

INSIGHTS & IDEA GENERATION

SCREENED & CONNECTED BY FACTSET

MARKET LEADING SYMBOLOGY



DIVERSE DATA

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FACTSET

Next-generation workflow solutions built on our content refinery

BEST IN BREED DATA

SYMBOLOGY

FRONT OFFICE

RESEARCH

- Generate ideas and discover opportunities with unique data.
- Monitor the global markets, research public and private companies, and gain industry and market insights.

PORTFOLIO CONSTRUCTION

- Monitor real-time portfolio performance, risk, characteristics, and composition.
- Perform exploratory data and portfolio construction analysis to optimize expected returns.

TRADING

- Ensure pre- and post-trade compliance with active and passive breach management.
- Oversee order and execution management and allocations.
- Automate trade execution and optimize algorithm selection.

MIDDLE OFFICE

RISK MANAGEMENT

- Measure performance, risk, style, and characteristics for multiple portfolios and asset classes.
- Choose the risk methodologies that match investment processes.

PERFORMANCE + ATTRIBUTION

- Understand and analyze sources of performance, risk, and exposure historically and over time.
- Calculate and manage workflows to lock down official performance or any other analytics.

REPORTING

- Combine key analytics and results with proprietary content in client-ready customizable and automated reports.
- Distribute results and commentary via reports, web, API or feeds.

BACK OFFICE

DATA MANAGEMENT SOLUTIONS

- Optimized integration of internal and third-party content sets
- Exploitation of data structure and connectivity to uncover actionable insights
- Leverage data connections to create summary views to manage security-level and counter-party risk more effectively
- Significantly reduce the costs associated with regulatory reporting requirements

CONCORDANCE

BEST IN CLASS TECHNOLOGY

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11 Transforming the way our users discover, decide, and act on opportunities using our digital platform Hyper-Personalized Products Open Ecosystem & Self-ServiceTrusted Partner ❖ Remove friction from the client experience with solutions that are open, flexible, and easy to use ❖ Advance the Digital Transformation of our clients through our API program ❖ Offer a modern data layer with database capabilities in the cloud, including cloud marketplace integrations ❖ Partner with our clients to provide the best services in the industry ❖ Provide an elevated level of technology and content expertise ❖ Expand our capabilities in professional services ❖ Push ideas and actions across the portfolio lifecycle ❖ Support anytime, anywhere decision- making via responsive, adaptable and accessible platforms Our clients are at the center of what we do Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only

FACTSET

We see significant opportunity to capture more of the addressable market

Total Addressable Market Opportunity



$32B
Total Addressable Market[1]
$10B
Serviceable Addressable Market[1]
$1.8B
FactSet (FY22)[2]

FactSet ASV and Opportunity Size (ASV vs. CAGR)



Buy Side
Banking
Wealth
PE/VC
Corporates
ASV
CAGR
Total Addressable Market (TAM)
Serviceable Addressable Market (SAM)

Note: Total addressable market (TAM) is the total market demand for a product or service. Serviceable addressable market (SAM) is the segment of the TAM targeted by FactSet's products and services within our geographic segments.

[1] TAM and SAM are 2020 figures. Source: FactSet internal data, BCG analysis

[2] Organic ASV + Professional Services

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179K+ $66 $79 $72 $78 $112 $157 FY17 FY18 FY19 FY20 FY21 FY22* G L O B A L U S E R S 12% change since Q4/2021 7.5K+ G L O B A L C L I E N T S 17% change since Q4/2021 1 LTM Organic ASV + Professional Services Growth Rate is based on last twelve months as of August 31, 2022 * FY22 Actual as of August 31, 2022 $M 98.3% 98.5% 98.1% 98.7% 98.5% 98.7% FY17 FY18 FY19 FY20 FY21 FY22 13 $1.84B O r g a n i c A S V + P r o f e s s i o n a l S e r v i c e s 1 Incremental ASV1 growth FY22 actual* $157 million ASV retention remains strong We have accelerated top-line growth and maintained high retention 9.3% Subscription based-business model 98.6% 98.5% 98.5% 98.4% 98.6% 98.7% FY17 FY18 FY19 FY20 FY21 FY22 Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only

FACTSET

Executing our strategy through three workflow solutions that leverage our content refinery

ASV Split by Client, Geography and Business

By Client Type[2] **By Geography[1,2]** **By Business[1]**



17%
Sell-Side
83%
Buy-Side
10%
APAC
26%
EMEA
62%
Americas
17%
Content Technology Solutions
35%
Analytics & Trading
48%
Research & Advisory

CTS — *Off-platform products delivering data directly and leveraging FactSet's core content and technology*

A&T — *Solutions for investment portfolio lifecycle connecting all essential front and middle office functions*

R&A — *Optimized workflows delivering integrated content for vital aspects of the research and advisory process*

[1] Percentage of Organic ASV + Professional Services as of August 31, 2022
[2] Professional Services of $24M not allocated by client type and geography

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ASV growth rates1 by geography have largely doubled since 2019, except for AsiaPac 15 Americas $1,135M 2 EMEA $486M 2 AsiaPac $192M 2 • Deep sector and private market investments drive banking growth • Large wealth deals contributing • Significantly higher retention due to product investments • Higher demand for feeds and APIs • Buy side and analytics growth accelerating • Buy side and banking driving growth • Balanced demand across both global and regional clients • Growth increasing in new business 4.7% 3.9% 4.6% 5.6% 8.4% FY18 FY19 FY20 FY21 FY22 11.2% 10.7% 7.5% 12.3% 12.0% FY18 FY19 FY20 FY21 FY22 5.3% 4.7% 5.2% 7.4% 9.3% FY18 FY19 FY20 FY21 FY22 1 FY18 to FY22 Organic ASV LTM Growth Rates by Region 2 FY22 Q4 Ending ASV; excludes $24M Professional Services ASV Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only

FACTSET

Our client-centric solutions drive value in established and growing markets


% ASV by Solution
Analytics + Trading
Content + Technology
Research + Advisory
Established
Growth
Asset Managers
Asset Owners
Hedge Funds
Banking
PE/VC
Wealth
Corporate
Partners

	Client Need	FactSet Value
Asset Managers	Insights, ESG, Consolidation	Performance, Risk, Truvalue
Asset Owners	Alternative Investments, ESG	Cabot, Signals, Private Market
Hedge Funds	Connectivity, Speed, Flexibility	Alt Content, Quant tools
Banking	Banker Efficiency, Deal Velocity	Productivity Tools, Signals/APIs
PE/VC	Sourcing, Portfolio Monitoring	Private Company, Cobalt
Wealth	Client Engagement	Advisor Dashboard, Portfolio Guide
Corporate	Market Research, Idea Generation	Screening, Deep Sector
Partners	Connectivity of Content	Data Management Solutions, APIs

Percentage of Organic ASV + Professional Services as of August 31, 2022

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FACTSET

Recent deals complement our product offerings

	TRUVALUE LABS	CABOT INVESTMENT TECHNOLOGY	BTU ANALYTICS	cobalt	CUSIP GLOBAL SERVICES
Headquarters	San Francisco, CA	Boston, MA	Lakewood, CO	Boston, MA	New York, NY
Founded	2013	2004	2014	2011	1968
Sponsoring SBU	CTS	Analytics & Trading	Research & Advisory	Research & Advisory	CTS
Strategic Alignment	ESG	Portfolio Lifecycle	Deep Sector	Private Markets	Data Management Solutions
Deal Rationale	Expand ESG footprint and enhance technology-enabled content collection capabilities	Address product gap in behavioral analytics to differentiate our PLC offering	Accelerate the Power/Energy sub-strategy of our Deep Sector roadmap	Building block to accelerate entry into private market workflows and path to differentiated data	Enhances symbology, concordance, and reference data management
Transaction Timing	Closed in Q1 FY21 (November 2, 2020)	Closed in Q4 FY21 (June 1, 2021)	Closed in Q4 FY21 (July 1, 2021)	Closed in Q1 FY22 (October 12, 2021)	Closed in Q3 FY22 (March 1, 2022)

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CUSIP Global Services CY 2021 FY 2022 FY 2025 Pre-Acquisition Annual Subscription Value (ASV) ~ $157M As of Dec 31, 2021 $165M As of Aug 31, 2022 Mid-to-High Single Digit Growth Annual Revenues ~ $180M Calendar Year 2021 ~$185M Pro Forma Full Year Mid-to-High Single Digit Growth % Non-Subscription ~ 15% < 15% Constant% Subscription ~ 85% > 85% Varies with Market Conditions Post-Acquisition Exceeded financial goals at end of the fiscal year, with $6M in incremental ASV; integration going well Copyright © 2022 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only 18

Our people and culture power our growth agenda • Our client focus drives the creation of industry-leading products and services • Our culture of innovation and collaboration makes FactSet an attractive firm for top talent, including technologists • Our focused investment in learning and development allows us to “upskill” the workforce of the future • The evolution of “the way we work” offers flexibility to support work/life balance and to increase productivity We empower our diverse and engaged team to meet our business needs and the needs of our clients 19Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only

FACTSET

Committed to Sustainable Growth in the Communities in Which We Live and Work

FactSet is committed to sustainable growth for our clients, employees, partners, investors, and our communities. We are continually monitoring and improving our social practices, our environmental and climate actions, and our governance initiatives while maintaining and strengthening our relationship with stakeholders.

Environmental

Announced goal of achieving net zero emissions by 2040

Committed to setting a near-term emission reduction target in line with the Science Based Targets Initiative (SBTi)

Published our validated Scope 1 and Scope 2 GHG Emissions from FY19 to FY21, with a 44% decrease in Total Scope 1 and Scope 2 Emissions between FY20 and FY21

Reported to CDP and EcoVadis in FY2022

Efforts underway for Scope 3 GHG Emissions inventory, supplier assessment and sustainable procurement program, a climate-risk analysis, and monitoring consumption metrics

Of FactSet's global locations, 12 buildings have received LEED or LEED-equivalent certifications

Social

Refreshed FactSet Global DE&I Council chaired by CEO and consisting of 13 senior leaders

FactSet signed the CEO Action for Diversity and Inclusion Pledge

Published our workplace demographics for the first time, including our EEO-1 Federal data

Incorporated the FactSet Charitable Foundation to facilitate our corporate social responsibility goals

During FY22 FactSet volunteers contributed over 17,000 hours of service

Governance

Board consists of eight directors: 7/8 independent, 3/8 women, 3/8 less than 5 years on Board, 6/8 less than 10 years on Board

Comprehensive cybersecurity program designed to protect our enterprise environment, manage cyber risk, and maintain compliance

Completed a Global Pay Equity Audit in fiscal 2022 that found that there was not a statistically significant association between salary and gender, worldwide, or between salary and race/ethnicity, in the U.S.

To learn more about our sustainability efforts, please see our 2021 Sustainability Report

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FACTSET

Our Awards

BEST DATA ANALYTICS PROVIDER

Inside Market Data & Inside Reference Data Award Buy-Side Technology Award
Fund Technology & WSL Awards



BEST OVERALL TECHNOLOGY PROVIDER

Buy-Side Technology Award
Inside Market Data and Inside Reference Data Awards
Financial Technologies Forum Awards

BEST RISK MANAGEMENT TECHNOLOGY PROVIDER

MENA Fund Services Award
Ranked 19 in Chartis RiskTech100
Private Equity Wire



BEST BUY-SIDE PERFORMANCE MEASUREMENT AND ATTRIBUTION

Buy-Side Technology Awards | Waters Ranking Awards
Wealth & Finance International Alternative Investment Awards

BEST REPORTING SYSTEM PROVIDER

Waters Ranking Awards
Wealth Briefing European Award

MARKETPLACE PARTNER OF THE YEAR

Snowflake

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Financial Review | Fiscal 2022 22

FACTSET

Key Highlights

01 **Robust financial model** with 95% subscription-based revenues supported by pricing discipline, demonstrated EBITDA flow-through and strong free cash flow conversion

02 **Strategic investments** drive best-in-class solutions and scale up the content refinery, accelerating top-line growth

03 **Disciplined capital allocation** drives value creation while investment grade balance sheet ensures flexibility

04 **Sustainable earnings growth** driven by ASV growth, strategic investments and enterprise-wide productivity initiatives



$1,837M
FY22 ASV*
9.3%
FY22 LTM Growth*
33.9%
FY22 Adjusted Operating Margin

*FY22 Ending ASV and ASV LTM growth

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Attractive financial model with demonstrated strong free cash flow conversion Revenues Adjusted EBITDA and EBITDA Margin1 Capital Expenditures as % of Revenues Free Cash Flow2 Note: Figures as of FactSet fiscal year end August 31 1 See appendix for a reconciliation of EBITDA to GAAP net income. EBITDA margin is defined as EBITDA as a percentage of Revenues. 2 See appendix for a reconciliation of Free Cash Flow to Cash Flows from Operations. FCF conversion is defined as Free Cash Flow as a percentage of EBITDA. 284 352 368 428 494 487 70.7% 82.8% 73.2% 83.3% 91.4% 77.5% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 110.0% - 100 200 300 400 500 600 FY17 FY18 FY19 FY20 FY21 FY22 Free Cash Flow % FCF Conversion 1,221 1,350 1,435 1,494 1,591 1,844 FY17 FY18 FY19 FY20 FY21 FY22 $M $M $M 3.0% 2.5% 4.1% 5.2% 3.9% 2.8% FY17 FY18 FY19 FY20 FY21 FY22 402 426 503 514 540 628 32.9% 31.5% 35.0% 34.4% 33.9% 34.1% 28.0% 30.0% 32.0% 34.0% 36.0% 38.0% 40.0% FY17 FY18 FY19 FY20 FY21 FY22 - 100 200 300 400 500 600 700 EBITDA % Margin +8.6% +9.4% +11.4% Copyright © 2022 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only 24

31% 33% 28% 30% 30% 32% FY17 FY18 FY19 FY20 FY21 FY22 81 89 100 110 118 126 FY17 FY18 FY19 FY20 FY21 FY22 $261 $304 $220 $200 $265 $19 FY17 FY18 FY19 FY20 FY21 FY22 Returning capital to shareholders $0.6B over the last six years $1.27B over the last six years $M $M 284 352 368 428 494 487 FY17 FY18 FY19 FY20 FY21 FY22 Avg 30.7% $M +11.4% 29% 25% 27% 26% 24% 26% FY17 FY18 FY19 FY20 FY21 FY22 Avg 25.6% Net Income Payout Ratio 2 Free Cash Flow 1 Cash Flow Payout Ratio 3 +9.3% Amounts may not add due to rounding 1 Please see Appendix for free cash flow details. 2 Net income payout ratio reflects dividends as a percentage of net income. 3 Cash flow payout ratio reflects dividends as a percentage of free cash flow. 25Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only Dividends Share Repurchases

Strategic investments have accelerated top-line growth

~$150M Incremental ASV from ~$100M Investment [1]



Digital Platform
Deep Sector
Private Markets
Other

Organic ASV + Professional Services Growth[2]



Base growth
Acceleration from Investments
5.1%
5.3%
7.2%
9.3%
FY19
FY20
FY21
FY22

[1] Cumulative three-year investments (FY20 - FY22) based internal attribution estimates
[2] Organic LTM growth reported for respective FY

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FACTSET

Disciplined capital allocation framework drives value creation

Capital Deployed

Last 5 Years (FY17 - FY21)



Dividend
R&D
Share Repurchase
CapEx
M&A
Return
Reinvest
50%
50%

Capital Allocation Framework



Investments (R&D / CapEx)
Share Repurchase
Dividends
Acquisitions

Medium Term Goals [1]

Target annual organic investment net ~100 to 150 bps of revenues

CapEx goal 2.5% – 3% revenues

Normalized share repurchase (targeting to resume ~ late FY23)

Target quarterly dividend ~ 25% - 30% of net income

Current focus on cash flow neutral tuck-in acquisitions and partnerships

[1] FactSet's expectations as of September 22, 2022. Actual results may differ materially from expectations above.

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FACTSET

Optimizing capital structure to ensure flexibility

Gross Leverage (Debt / LTM EBITDA)



Total Debt ($MM)
1.0x
$575
3.9x
$2,250
Debt incurred for CGS
3.1x
$2,000
Debt incurred for CGS; net of repayment
2.0x - 2.5x
Feb 28, 2022[1]
March 1, 2022
August 31, 2022[2]
Target[3]

Capital Structure Optimization

- Investment grade ratings from Moody's (Baa3) and Fitch (BBB)
- New credit agreement with $500 million revolver ($250 million drawn) and additional $750 million accordion feature
- $1 billion unsecured senior notes issued (5 year $500 million 2.9% coupon; 10 year $500 million 3.45% coupon)
- $1 billion pre-payable three-year term loan - $750 million outstanding as of August 31, 2022
- Annual interest expense ~$50 million, ramping down to ~$40 million as term loan is repaid
- Floating rate exposure hedged with 24-month fixed rate swap

Debt incurred for CGS on March 1, 2022 included $1.0B of new senior notes, $1.0B of new term loan, $250M drawn new revolver, net of repayment of $575M previous revolver
[1] Based on $575M of drawn revolver as of February 28, 2022, and $561M of FY22 Q2 LTM Adjusted EBITDA (excludes CGS); see appendix for Adjusted EBITDA reconciliation
[2] Based on August 31, 2022, net of repayment of $250m of the term facility includes unamortized discounts and debt issuance fees. Gross Debt of $2,000m /$628m FY22 Adj. EBITDA = 3.1x
[3] FactSet's expectations as of September 22, 2022. Actual results may differ materially from expectations above

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$1.4 $1.4 $1.5 $1.6 $1.8 FY18 FY19 FY20 FY21 FY22 $79 $72 $78 $112 $157 FY18 FY19 FY20 FY21 FY22 $8.53 $10.00 $10.87 $11.20 $13.43 FY18 FY19 FY20 FY21 FY22 During fiscal year 2022, we delivered 9.3% ASV1 growth and expanded margin …building on momentum of the last several years $1.84B Revenue2 Adj Operating margin1,2 Adj Diluted EPS1,2 33.9%$157M ASV growth3 $13.43 31.3% 33.2% 33.6% 32.5% 33.9% FY18 FY19 FY20 FY21 FY22 $B$M $ +8.5%4 +8.4%4,5 +12.9%4 29 YoYYoY YoY YoY 1 Please see Appendix for a reconciliation of these non-GAAP metrics to GAAP metrics. 2 Includes CUSIP Global Services (CGS) 3 Incremental ASV Growth 4 FY17-FY22 actual 5 Total Organic ASV Growth Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only +8.5%4 Avg 32.9%

FACTSET

Disciplined expense management drives our margin expansion plan

- Actively manage key expense drivers: people, real estate, technology and third-party data
- Reduce real estate footprint to reduce costs
- Focus on sustainable margin expansion to fund investment, coupled with careful expense management and productivity goals

People

7% - 8% growth[1]
(lower than ASV[2] growth)

- Increase workforce productivity with improved technology and "upskilling"
- 65% in COE locations[3]
- Prioritize resources for new investments and growth opportunities

Real Estate

~150 bps reduction
(as % Revenues)

- Reduced real estate footprint due to hybrid operating model
- Significant reduction of real estate footprint completed, with total charges of $62 million[3]
- Decreasing expense as a percentage of annual revenues

Technology

Support growth and investments
(8.5% - 9.0% of Revenues)

- Continue to invest in Cloud to optimize performance
- Increase expense growth to support investment strategy
- Provide incremental client products and functionality

Third-Party Data Costs

5% - 6% growth[1]
(lower than ASV[2] growth)

- Rationalize data sources
- Support strategic initiatives while managing base cost growth to inflation increases

Above goals represent FactSet's expectations as of September 22,2022. Actual results may differ materially from expectations above.
[1] Average target growth rate through FY25
[2] Organic ASV + Professional Services
[3] As of September 22,2022

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Fiscal 2023 guidance is in line with our medium-term outlook shared on Investor Day FactSet Organic ASV Growth 2, 3 FactSet Adjusted Operating Margin 4, 5 FactSet Adjusted Diluted EPS Growth 3, 5 8 - 9% 35 - 36% 11 - 13% Medium Term Outlook1 Research + Advisory Analytics + Trading Content + Technology Solutions 1 Medium term outlook represents FactSet’s expectations as of April 5, 2022. Actual results may differ materially from expectations above. 2 Organic ASV + Professional Services $150 - $180 million 34% - 35% $14.50 - $14.90 FY23 Adj. Guidance Range Copyright © 2022 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only 31 3 Average target growth rate through FY25 (per year on average) 4 Target margin by year-end FY25 5 Includes CUSIP Global Services (CGS)

APPENDIX 32

Fiscal 2023 Guidance FISCAL 2023 OUTLOOK As of September 22, 2022 Organic ASV + Professional Services Growth1 $150 - $180 million Revenues $2,100 - $2,115 million Operating Margin 30% - 31% Adjusted Operating Margin 34% - 35% Effective Tax Rate 12.5% - 13.5% Diluted EPS $12.70 - $13.10 Adjusted Diluted EPS $14.50 - $14.90 1 Organic ASV + Professional Services growth over fiscal 2022 The Fiscal 2023 Outlook shown here is a forward-looking statement. Given the risks, uncertainties and assumptions related to FactSet's business and operations, FactSet’s actual future results may differ materially from these expectations. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation Copyright © 2022 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only 33

FactSet EBITDA and Adjusted EBITDA reconciliation FY2017 1 FY2018 1 FY2019 1 FY2020 1 FY2021 1 FY2022 1 Net Income $258.3 $267.1 $352.8 $372.9 $399.6 $396.9 Interest Expense3 8.8 16.3 20.1 13.1 8.2 35.7 Income Taxes 86.1 84.8 69.2 54.2 68.0 46.7 Depreciation and Amortization Expense 48.3 57.3 60.5 57.6 64.5 86.7 EBITDA $401.5 $425.5 $502.6 $497.8 $540.3 $566.0 Non-Recurring Non- Cash Expenses 2 __ __ __ 16.5 __ 62.2 Adjusted EBITDA $401.5 $425.5 $502.6 $514.3 $540.3 628.2 ($ in millions) 34 Note: Columns may not foot due to rounding 1 Fiscal year ending August 31 2 FY2020 Impairment charge to reflect the estimated fair value of an investment in a company and 2022 impairment charge related to the exit of certain leased office space 3 Gross interest expense Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only

($ in thousands) 35 Note: Columns may not foot due to rounding 1 Fiscal year ending August 31 2 Includes property, equipment, leasehold improvements and capitalized internal-use software ($ millions) FY2017 1 FY2018 1 FY2019 1 FY2020 1 FY2021 1 FY20221 Net cash provided by operating activities $320.5 $385.7 $427.1 $505.8 $555.2 $538.3 Capital Expenditures 2 (36.9) (33.5) (59.4) (77.6) (61.3) (51.2) Free Cash Flow $283.7 $352.1 $367.8 $428.2 $493.9 $487.1 Copyright © 2022 FactSet Research Systems Inc. All rights reserved. Business Use Only FactSet free cash flow reconciliation

Non-GAAP Reconciliations Business Outlook Operating Margin, Net Income Fiscal 2023 (Forward Looking) Low End of Range High End of Range Revenues $2,100 $2,115 Operating Income $ 600 $656 Operating Margin 30.0% 31.0% Intangible Asset Amortization 73 73 Integration Costs 11 11 Adjusted Operating Income $ 714 $ 740 Adjusted Operating Margin 34.0% 35.0% Net Income $ 492 $ 508 Intangible Asset Amortization 64 63 Integration Costs 9 9 Discrete tax items (4) (3) Adjusted Net Income $ 561 $ 577 (in millions, except per share data) Copyright © 2022 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only 36

($ in thousands) Note: Columns may not foot due to rounding ($ millions) Low-end of range High-end of range Diluted earnings per common share $12.70 $13.10 Intangible asset amortization 1.64 1.62 Integration Costs 0.23 0.24 Discrete tax items (0.07) (0.06) Adjusted diluted earnings per common share $14.50 $14.90 The Fiscal 2023 Outlook shown here is a forward-looking statement. Given the risks, uncertainties and assumptions related to FactSet's business and operations, FactSet’s actual future results may differ materially from these expectations. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation Copyright © 2022 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only 37 Non-GAAP Reconciliations Business Outlook Adjusted Diluted EPS (in thousands, except per share data)